CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement (this "Agreement') is made and entered into as of December 26, 2023 (the "Effective Date") by and among AXIM Biotechnologies, Inc., a Nevada corporation (the "Company"), and Medical Marijuana, Inc., an Oregon corporation (the "Purchaser").

RECITALS

WHEREAS, the Company has authorized the issuance and sale to the Purchaser of Convertible Promissory Notes in the aggregate principal amount of up to $750,000 (the "Notes");

WHEREAS, the Purchaser desires to purchase up to $750.000 face value of the Notes on the terms and conditions set forth herein, and the Company desires to issue and sell the Notes to the Purchaser on the terms and conditions set forth herein.

NOW THEREFORE, the parties, for good and valuable consideration, agree as follows:

1.NOTE PURCHASE.

1.1Note Purchase. Subject to the terms and conditions set forth herein, at the Initial Closing (as defined below), the Company agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, a Note in the amount of $100,000, the form of which is attached hereto and incorporated herein by this reference as Exhibit A.

2.CLOSING.

2.1The Initial Closing and Subsequent Closings. The purchase and sale of the Note attached hereto as Exhibit A (the "Initial Closing Note") will take place as of the Effective Date (which is referred to as the "Initial Closing''). At the Initial Closing, the Company shall deliver to the Purchaser the Initial Closing Note against payment by the Purchaser (or its designee) of $100,000 by wire transfer to Marina Street, LLC, a wholly owned subsidiary of the Company, acting as the Company's agent. The purchase and sale of the remaining Notes and payment therefor shall occur, if at all, in the sole discretion of the Purchaser, at such time and place as the Company and Purchaser mutually agree upon (each, a "Subsequent Closing"). The Purchaser may choose, in its sole discretion, not to acquire any additional Notes or to have any Subsequent Closing, pursuant to this Agreement. The purchase price of each Note at Subsequent Closings shall be equal to the face value of the Note(s) being issued at such Subsequent Closing unless otherwise agreed upon by the parties in writing, with such amounts determined in the sole discretion of the Purchaser, and the form of Note at any Subsequent Closing shall be the same as the Note attached as Exhibit A, provided however, the initial conversion price of any Note(s) acquired at a Subsequent Closing shall be the lesser of $.0I or 70% of the closing of the Company's common stock as of the date of any such Note. Any reference in this Agreement to the "Closing" shall include the Initial Closing and any Subsequent Closing unless the context demands otherwise.

3.REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser as of the Initial Closing and each Subsequent Closing that the statements in the following paragraphs of this Section 3 are all true and complete as of immediately prior to the Closing:

3.1Organization, Good Standing and Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

3.2Authorization, Binding Obligations, No Contravention. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the authorization, sale, issuance and delivery of the Notes, the shares of the Company's capital stock issuable on conversion, and the performance of all the Company's obligations hereunder and thereunder has been taken or will be taken prior to the Closing (or promptly thereafter if and as needed pursuant to section 7.11). The Agreement and the Notes, when executed and delivered by the Company, shall constitute valid and legally binding Company obligations, enforceable against the Company in accordance with their terms. The Agreement and the Notes do not and will not violate any provision of any applicable law, rule, regulation or order of any court, regulatory commission, board or other administrative agency or any provision of the Company's articles of incorporation or bylaws and do not and will not result in the breach of, or constitute a default or require any consent under (except to the extent such consent has been received), any indenture, bank or other credit agreement, mortgage or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or affected.

3.3Offering. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4 hereof, the offer, issue and sale of the Notes is and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act') and has or will be registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

3.4Use of Funds. The funds raised pursuant hereto shall be used for working capital, product development and clinical trials.

3.5Compliance with Applicable Law. The Company is, and at all times since its formation has been, in compliance in all material respects with all applicable laws, rules, regulations, administrative orders and judicial decrees (federal, state, local and otherwise) applicable to it, its operations and its properties (including, without limitation, laws relating to work visas required for foreign persons employed by the Company) that are material to the conduct of its business as currently conducted or as presently proposed to be conducted.

3.6Misleading Statements. No representation or warranty by the Company in this Agreement or on any written statement or certificate furnished or to be furnished to Purchaser pursuant to this Agreement, when taken together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made not misleading.

4.REPRESENTATIONS, WARRANTIES OF PURCHASER. The Purchaser hereby represents and warrants to, and agrees with, the Company, both at the Initial Closing and at each Subsequent Closing, that:

4.1Authorization. The Purchaser represents that the Purchaser has full power and authority to enter into this Agreement and the Notes issued to it.

4.2Disclosure of Information. The Purchaser has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Notes. The Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Notes and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 3.

4.3Investment Experience. The Purchaser understands that the purchase of the Notes involves substantial risk. The Purchaser (i) has experience as an Purchaser in securities of companies in the development stage and acknowledges that the Purchaser is able to fend for itself, can bear the economic risk of the Purchaser's investment in the Notes and has such knowledge and experience in financial or business matters that the Purchaser is capable of evaluating the merits and risks of this investment in the Notes and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Purchaser to be aware of the character, business acumen and financial circumstances of such persons.

4.4Accredited Purchaser Status. The Purchaser is an "accredited Purchaser" within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended.

5.CONDITIONS TO CLOSING.

5.1Conditions to Purchaser's Obligations. The obligations of the Purchaser to purchase the Note at the Initial Closing and other Notes at any Subsequent Closing are subject to the fulfillment or waiver, on or before each such Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent to such waiver, which consent may be given by written, oral or telephone communication to the Company, its counsel or to special counsel to the Purchaser:

(a)Each of the representations and warranties of the Company contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing; and

(b)The Company shall have performed and complied with all material agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

5.2Condition to Company's Obligations. The obligations of the Company to sell the Note to the Purchaser at the Initial Closing and other Notes at any Subsequent Closing are subject to the fulfillment or waiver on or before each such Closing of the following condition by the Purchaser:

(a)Each of the representations and warranties of the Purchaser contained in Section 3.1 shall be true and correct on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing; and

(b)The Purchaser shall have performed and complied with all material agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

6.GENERAL PROVISIONS.

6.1Survival of Warranties. The representations, warranties and covenants of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchaser, its counsel or the Company, as the case may be.

6.2Successors and Assigns. Except as otherwise provided in this Agreement, the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

6.3Expenses. Each party shall pay all costs and expenses that each, respectively, incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the purchase, sale, issuance and delivery of the Notes.

6.4Choice of Law; Venue. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of California and the federal law of the United States without reference to principles of conflicts of law. The parties agree that, in the event of any dispute arising out of this Agreement or the transactions contemplated thereby, venue for such dispute shall be in the state or federal courts located in San Diego, California, and that each party hereto waives any objection to such venue based on forum non conveniens.

6.5Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

6.6Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically states, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Agreement.

6.7No Finder's Fees. Each party represents that it neither is nor will be obligated for any finder's or broker's fee or commission in connection with this transaction.  The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Purchaser or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible in connection with this transaction.

6.8Amendments and Waivers. Any term of this Agreement or the Notes may be amended and the observance of any term of this Agreement or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Purchaser.

6.9Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such clause or provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the foregoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then the parties hereto agree to substitute such provision(s) through good faith negotiations.

6.10Entire Agreement. This Agreement, and the documents referred to herein, together with the Exhibit hereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

6.11Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

6.12Counterparts. This Agreement may be executed and delivered in any number of counterparts by facsimile or in electronic form (such as PDF, TIF) and upon such delivery such signature will be deemed to have the same effect as if the original signature had been delivered to the other party. The original signature copy shall be delivered to the other party by express overnight delivery. The failure to deliver the original signature copy and/or the nonreceipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Agreement.

6.13Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

6.14Termination. This Agreement shall terminate on June 26, 2025 unless extended by mutual agreement of the Parties.

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IN WITNESS WHEREOF, the parties hereto have executed this Convertible Note Purchase Agreement as of the date first above written.

COMPANY:	PURCHASER:
Axim Biotechnologies, Inc.	Medical Marijuana, Inc.

By: /s/ Robert T. Malasek	By: /s/ Michael L. Corrigan
Robert T. Malasek, CFO	Michael L. Corrigan, Secretary

Attachment:

Exhibit A - Form of Note

[SIGNATURE PAGE TO AXIM BIOTECHNOLOGIES, INC. CONVERTIBLE NOTE PURCHASE AGREEMENT]